UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2025

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22F - 810 Seventh Avenue,

New York, NY 10019

(Address of principal executive offices) (Zip code)

+1-347-2590292

(Registrant’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 10, 2025, GD Culture Group Limited, a Nevada corporation (the “Company”), Pallas Capital Holding Ltd, a British Virgin Islands company (the “Target”), Yan Wang, Qing Wang, WEALTHY CONCORD LIMITED, East Valley Technology Limited, Ocean Harbor Technology Limited, WIN SUPERB INTERNATIONAL LIMITED, DIVINE SKY INTERNATIONAL LIMITED, FORTUNE LIGHT ENTERPRISES LIMITED, PERFECT LINKAGE GROUP LIMITED, PRIMAL CRYSTAL LIMITED (each a “Seller” and, collectively the “Sellers”), entered into a share exchange agreement (the “Agreement”), pursuant to which the Company will acquire 100% of the issued and outstanding ordinary shares of the Target from the Sellers (the “Transaction”). Prior to the Effective Date (as defined in the Agreement), the Sellers collectively owned 100% of the issued and outstanding ordinary shares of the Target.

Under the terms of the Agreement, upon the consummation of the Transaction, in exchange for all of 100% of the issued and outstanding ordinary shares of the Target at the Effective Date, the Company will issue to the Sellers an aggregate of 39,189,344 shares of common stock, par value $0.0001 per share, representing 233.33% of the outstanding shares of common stock immediately before the Effective Date. Following the issuance of the shares of common stock pursuant to the Agreement, the Company will have 55,984,777 shares of common stock issued and outstanding. As a result of the Transaction, the Target will become a wholly owned subsidiary of the Company. The Transaction is intended to be treated as a tax-free exchange for U.S. federal income tax purposes.

Yan Wang and Qing Wang, who beneficially own 4.12% and 7.28% of the outstanding shares of common stock of the Company, respectively, immediately before the Effective Date, are the directors and share voting and dispositive power over the shares held by of the Target. Accordingly, the Transaction constitutes a related party transaction for the Company pursuant to Item 404 of Regulation S-K. In accordance with the Audit Committee Charter adopted by the board of directors of the Company (the “Board”), the terms of the Agreement and the Transaction were reviewed and unanimously approved by the Audit Committee of the Board, which is composed entirely of independent directors. The Board, which is composed of a majority of independent directors, obtained a third-party fairness opinion in connection with the Transaction and unanimously approved the Agreement and the related transactions on September 8, 2025, and the consummation of the Transaction was approved by the majority shareholders of the Company in accordance with the Nevada Revised Statutes, as amended, on the same date.

The Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions. The Agreement has been filed herewith to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, on the one hand, or the Target and the Sellers, on the other hand. The assertions embodied in those representations, warranties and covenants in the Agreement were made by the Company and the Target and the Sellers to each other as of specific dates, and solely for purposes of the Agreement between the Company, the Target and the Sellers and may be subject to important qualifications and limitations agreed to by the Company, the Target and the Sellers in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. Further, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

The foregoing description of the Transaction and the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Pursuant to the Agreement, the Company’s issuances shares of common stock were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder for transactions not involving a public offering.

The shares of common stock issued in the Transaction have not been registered under the Securities Act and none of such Securities may be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto will constitute an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On September 16, 2025, the Company issued a press release announcing the Transaction described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

Filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2025 of the Company, with respect to the Transaction described in Item 2.01 herein.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1	Share Exchange Agreement, dated September 10, 2025, by and among GD Culture Group Limited, Pallas Capital Holding Ltd and the shareholders of Pallas Capital Holding Ltd as set out on the signature page thereto
99.1	Press release entitled “GD Culture Enters into Share Exchange Agreement to Acquire Pallas Capital’s Assets, Including 7,500 Bitcoin, for 39,189,344 Shares”, furnished herewith
99.2	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2025 of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” as well as other risks and factors identified from time to time in the Company’s SEC filings could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Form 8-K to conform our statements to actual results or changed expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GD CULTURE GROUP LIMITED

Date: September 16, 2025	By:	/s/ Xiaojian Wang
	Name:	Xiaojian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

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